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Scudder RREEF Real Estate Securities Fund

Classes A, B, C and Institutional

Annual Report

November 30, 2002 and the one month period ended December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder RREEF Real Estate Securities Fund	Nasdaq Symbol	CUSIP Number
Class A	RRRAX	81119P102
Class B	RRRBX	81119P201
Class C	RRRCX	81119P300
Institutional Class	RRRRX	81119P409

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund	1-Month	1-Year	3-Year	Life of Fund**
Class A(a)	1.11%	7.52%	16.37%	16.73%
Class B(a)	1.06%	6.69%	15.50%	15.85%
Class C(a)	1.06%	6.69%	15.50%	15.85%
Institutional Class+	1.13%	7.77%	16.77%	17.13%
Wilshire REIT Index++	1.36%	3.58%	15.10%	16.06%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/02	$ 12.97	$ 12.99	$ 12.99	$ 12.96
11/30/02	$ 12.98	$ 12.98	$ 12.98	$ 12.98
Distribution Information: One Month: Income Dividends	$ .09	$ .07	$ .07	$ .10
Capital Gain Distributions	$ .04	$ .04	$ .04	$ .04
Return of Capital	$ .02	$ .02	$ .02	$ .02

Institutional Class Lipper Rankings*- Real Estate Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	15	of	153	10
3-Year	7	of	125	6

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(b) (c) (Adjusted for Sales Charge)
[] Scudder RREEF Real Estate Securities Fund - Class A [] Wilshire REIT Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Class**
Class A(c)	Growth of $10,000	$10,133	$14,854	$15,191
	Average annual total return	1.33%	14.10%	14.51%
Class B(c)	Growth of $10,000	$10,369	$15,207	$15,546
	Average annual total return	3.69%	14.99%	15.37%
Class C(c)	Growth of $10,000	$10,669	$15,407	$15,746
	Average annual total return	6.69%	15.50%	15.85%
Wilshire REIT Index++	Growth of $10,000	$10,358	$15,254	$15,830
	Average annual total return	3.58%	15.10%	16.06%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*(a)
[] Scudder RREEF Real Estate Securities Fund - Institutional Class [] Wilshire REIT Index++

Comparative Results*
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $250,000	$269,425	$398,050	$407,200
	Average annual total return	7.77%	16.77%	17.13%
Wilshire REIT Index++	Growth of $250,000	$258,950	$381,350	$395,750
	Average annual total return	3.58%	15.10%	16.06%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund	1-Year	Life of Fund**
Class A(a)	9.31%	16.83%
Class B(a)	8.45%	15.94%
Class C(a)	8.45%	15.94%
Institutional Class+	9.58%	17.23%
Wilshire REIT Index++	4.81%	16.02%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/02	$ 12.98	$ 12.98	$ 12.98	$ 12.98
9/03/02 (Inception date for Class A, B and C)	$ 13.34	$ 13.34	$ 13.34	$ -
11/30/01 (Institutional Class)	$ -	$ -	$ -	$ 13.30
Distribution Information: Twelve Months: Income Dividends	$ .15	$ .13	$ .13	$ .55
Capital Gain Distributions	$ -	$ -	$ -	$ .99

Institutional Class Lipper Rankings*- Real Estate Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	153	13

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(b) (c) (Adjusted for Sales Charge)
[] Scudder RREEF Real Estate Securities Fund - Class A [] Wilshire REIT Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder RREEF Real Estate Securities Fund		1-Year	Life of Class**
Class A(c)	Growth of $10,000	$10,302	$15,025
	Average annual total return	3.02%	14.54%
Class B(c)	Growth of $10,000	$10,556	$15,381
	Average annual total return	5.56%	15.44%
Class C(c)	Growth of $10,000	$10,845	$15,581
	Average annual total return	8.45%	15.94%
Wilshire REIT Index++	Growth of $10,000	$10,481	$15,618
	Average annual total return	4.81%	16.02%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*(a)
[] Scudder RREEF Real Estate Securities Fund - Institutional Class [] Wilshire REIT Index++

Comparative Results*
Scudder RREEF Real Estate Securities Fund		1-Year	Life of Class**
Institutional Class	Growth of $250,000	$273,950	$402,650
	Average annual total return	9.58%	17.23%
Wilshire REIT Index++	Growth of $250,000	$262,025	$390,450
	Average annual total return	4.81%	16.02%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin on November 30, 1999.
a On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
++ The Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder RREEF Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the investment advisor for Scudder RREEF Real Estate Securities Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Prior to September 3, 2002, RREEF America L.L.C. ("RREEF") served as investment advisor for the fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Karen J. Knudson

Partner of RREEF and Co-Manager of the fund.

• Joined RREEF in 1995, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Over 20 years of investment industry experience.

• MBA, University of California at Berkeley.

John F. Robertson

CFA, Partner of RREEF and Co-Manager of the fund.

• Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

John W. Vojticek

Vice President of RREEF and Co-Manager of the fund.

• Joined RREEF in 1996, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• 6 years of investment industry experience.

Mark D. Zeisloft

CFA, Vice President of RREEF and Co-Manager of the fund.

• Joined RREEF in 1996, Deutsche Asset Management, Inc. in 2002 and the fund in 1999.

• Over 12 years of investment industry experience.

• MBA, University of Chicago.

Below, Portfolio Managers Karen J. Knudson, Mark D. Zeisloft, John F. Robertson and John W. Vojticek discuss how Scudder RREEF Real Estate Securities Fund was positioned during fiscal year 2002.

Q: How did Scudder RREEF Real Estate Securities Fund perform for the 12-month period ended December 31, 2002?

A: It was a rewarding year of progressive growth. Scudder RREEF Real Estate Securities Fund provided a positive total return of 7.52% for the 12 months ended December 31, 2002 (Class A shares unadjusted for sales charge and imputed) at the time when the overall equity market was marked by continued weakness and uncertainty. The fund outpaced the unmanaged Wilshire REIT Index, which rose 3.58% for the period.

Q: Can you briefly recap major events affecting the fund this past year?

A: As you know, the RREEF organization became the North American business unit of DB Real Estate, a unit of Deutsche Bank earlier this fiscal year. DB Real Estate is now the largest advisor of combined real property and real estate equity securities globally.

In September, the Fund introduced new Class A, B and C shares to expand the pool of potential fund investors. Finally, in October, the assets of Scudder Real Estate Securities Fund were merged into Scudder RREEF Real Estate Securities Fund. Together with commitments from new investors, the fund's asset level grew from less than $20 million a year ago to approximately $240 million as of December 31, 2002 (see Statements of Changes in Net Assets on page 30).

Portfolio Composition by Sector as of December 31, 2002

Apartments	27%
Office	24%
Regional Malls	18%
Industrial	14%
Retail	11%
Hotels	6%
Total	100%

Amid this change, the fund's portfolio management team remained intact and the fund's REIT investment strategy was both consistent and effective. We delivered a one-year total return that ranked the Institutional Class shares in the top 10% of competing real estate funds for the period ended December 31, 2002, as measured by Lipper (153 funds). See Performance Summary starting on page 4 for standardized performance.

Q: Is there anything unique about RREEF's investment process that you believe helps the fund evaluate REITs for the portfolio?

A: As of December 31, the RREEF organization managed approximately $18 billion of real estate assets on behalf of its clients, of which roughly $3 billion is in real estate securities (includes the fund) and $15 billion is invested directly in real estate. What is unique about our investment process is the information advantage that we believe we have by way of this extensive direct-side real estate portfolio. Our nationwide network of real estate professionals provides real time access to real estate market information, which we use extensively in making investment decisions within portfolios. Across the US, RREEF has over 600 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. This information helps us to effectively anticipate and stay ahead of the trends within the various sectors of the real estate market, and evaluate how these trends will likely affect our REIT investment universe.

Q: Overall, what was Scudder RREEF Real Estate Securities Fund's tactical positioning this past year?

A: Prudent stock selection and sector positioning helped drive the fund's results for the 12 months ended December 31, 2002. We held overweight positions in both the regional mall and factory outlet sectors for the entire period and were also overweight in the retail sector for over half of the year. All three sectors generated returns in excess of the respective sectors within Wilshire REIT Index for the fiscal year, as consumer spending held firm despite a weak US economy. In fiscal year 2002, the fund benefited from holdings such as Chelsea Property Group (a factory outlet owner, 4.7% of market value), which enjoys strong market share in each of the markets where it operates, and regional mall REITs such as General Growth Properties (a regional mall owner, 6.1%).

While the retail oriented companies were performing quite well, those companies owning and operating office properties were not. A rising level of joblessness and corporate downsizing hurt the US office property sector in fiscal 2002. Office REITs within the Wilshire REIT Index hurt performance for the 12 months ended December 31. An underweighting in this sector and a focus on office REITs with better underlying credit tenants and limited near-term lease rollovers allowed the fund to outperform its benchmark within this sector. The fund benefited from its higher-than-index weighting in Brookfield Properties (an office owner having a concentration of assets in Lower Manhattan, 3.2% of market value) due to the above-average credit quality within its portfolio and lower near-term lease rollovers. The fund also benefited by holding a smaller-than-index position in Equity Office Properties (the largest REIT in the US) for the majority of the fiscal year. The company's exposure to troubled markets (San Jose/San Francisco, Seattle, Denver and Boston), its above-average lease rollovers and its exposure to lease rolldowns over the next several years was the rationale for this underweight position.

We continued to be underweight in the office sector as we expect it to remain weak going into 2003 as excess office space in the form of new construction and sublease space is yet to be absorbed. While job losses in office employment are still occurring in selected areas, we do expect leasing activity to improve during the second half of 2003 as job growth prospects begin to improve. That said vacancy rates may remain elevated throughout 2003; stronger market conditions are not expected until 2004.

Q: As of December 31, the largest component of the fund's assets was invested in apartment REITs. How did this area perform?

A: The apartment sector underperformed the Wilshire REIT Index for the 12 months ended December 31. The large loss in jobs across the United States during this period due to the economic downturn, combined with the very robust single family home market due to the low interest rate environment, worked in tandem to reduce apartment demand. The lower demand translated into lower earning's results, which in turn resulted in downward pressure on apartment REIT prices during the year. Nevertheless, our expectation is that the apartment sector should benefit as the US economy recovers in the second half of 2003. Apartment properties, because of their shorter lease terms, are generally quick to respond to shifting market conditions. That said we would not be surprised to see the sector trade sideways for several quarters as the market assesses the durability of the current recovery.

Q: This past year the fund changed its fiscal year from November 30 to December 31. How did REITs and Scudder RREEF Real Estate Securities Fund perform for the month of December 2002?

A: REITs generally provided positive returns, (1.36% for the Wilshire REIT Index) outperforming the overall stock market in December as measured by the unmanaged S&P 500 Index, which fell 5.87% for the month. The fund provided a positive return of 1.11% (Class A shares unadjusted for sales charge). Fund holdings in regional mall REITs generally worked well despite negative news regarding weak December pre-holiday store sales. Some retailers found that post-Christmas sales exceeded expectations even as sales volume growth before the holiday was among the worst in several decades. In December, hotel REITs and office REITs were weak as vacancy rates climbed and the nation's unemployment rate rose.

Q: What's your outlook for fiscal year 2003?

A: REITs held up well during the past year's bear market for stocks, the third consecutive year of decline in the S&P 500. Although we saw signs of a broad market rebound in the fourth quarter of 2002, we remain cautious. We could very well see continued volatility in the months ahead, especially given current uncertainties for domestic corporate earnings, consumer spending and the US job market as well as the potential conflict in Iraq. In this environment, we see the potential portfolio diversification benefits of REITs as being more valuable than ever.

Over the long term, we believe REITs will continue to have the potential to provide returns as attractive as the overall stock market. With economic conditions expected to improve as we move through 2003, it is our expectation that real estate fundamentals will also improve. Given these expectations, the attractive valuation of REITs relative to the broader market, the REIT market's current income potential and the market's overall 5% trading discount to underlying net asset values, we expect the REIT universe to deliver attractive total returns opportunities in 2003.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	12/31/02	11/30/02	11/30/01

Common Stocks	94%	95%	95%
Cash Equivalents, net	6%	5%	5%
	100%	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	11/30/02	11/30/01

Apartments	27%	27%	31%
Office	24%	23%	23%
Regional Malls	18%	17%	13%
Industrial	14%	14%	8%
Retail	11%	12%	15%
Hotels	6%	7%	1%
Real Estate Management/Services	-	-	6%
Self-Storage	-	-	3%
	100%	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (53.4% of Portfolio)
1. Simon Property Group, Inc. Operator of real estate investment trusts	8.5%
2. Prologis Trust Owner of global corporate distribution facilities	7.3%
3. Equity Residential Properties Trust Operator of multifamily properties containing apartments	6.7%
4. General Growth Properties, Inc. Owner and developer of shopping mall centers	6.1%
5. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	5.4%
6. Chelsea Property Group, Inc. Operator of a self-manage real estate investment trust	4.7%
7. Boston Properties, Inc. Developer of commercial and industrial real estate	4.2%
8. BRE Properties, Inc. Owner of income-producing properties and mortgages	3.9%
9. Vornado Reality Trust Operator of investments in community shopping centers	3.4%
10. United Dominion Realty Trust, Inc. Operator of apartment communities	3.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly fund summary and portfolio holdings are available upon request.

Ten Largest Equity Holdings at November 30, 2002 (52.9% of Portfolio)
1. Simon Property Group, Inc. Operator of real estate investment trusts	8.4%
2. Prologis Trust Owner of global corporate distribution facilities	7.4%
3. General Growth Properties, Inc. Owner and developer of shopping mall centers	5.9%
4. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	5.8%
5. Equity Residential Properties Trust Operator of multifamily properties containing apartments	5.6%
6. Chelsea Property Group, Inc. Operator of a self-manage real estate investment trust	4.6%
7. Boston Properties, Inc. Developer of commercial and industrial real estate	4.2%
8. BRE Properties, Inc. Owner of income-producing properties and mortgages	4.0%
9. Carramerica Realty Corp. Developer and operator of suburban office properties	3.5%
10. Starwood Hotels & Resorts Owner and operator of hotels and casinos	3.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 100.0%
Apartments 27.1%
Apartment Investment & Management Co.	100,200	3,755,496
Archstone-Smith Trust	522,428	12,297,955
Avalonbay Communities, Inc.	152,792	5,980,279
BRE Properties, Inc.	283,200	8,835,840
Camden Property Trust	72,247	2,384,151
Equity Residential Properties Trust	620,350	15,248,203
Essex Property Trust, Inc.	62,488	3,177,515
Gables Residential Trust	39,300	979,749
Home Properties of New York, Inc.	36,900	1,271,205
Town & Country Trust	4,000	84,400
United Dominion Realty Trust, Inc.	448,261	7,333,550
		61,348,343
Hotels 5.9%
Hilton Hotels Corp.	402,500	5,115,775
RFS Hotel Investors, Inc.	102,000	1,107,720
Starwood Hotels & Resorts	304,909	7,238,540
		13,462,035
Industrial 13.9%
AMB Property Corp.	84,722	2,317,994
Catellus Development Corp.*	176,680	3,507,098
CenterPoint Properties Co.	78,000	4,457,700
Liberty Property Trust	150,000	4,791,000
Prologis Trust	656,700	16,516,005
		31,589,797
Office 23.9%
Arden Realty, Inc.	329,500	7,298,425
Boston Properties, Inc.	260,953	9,618,728
Brookfield Properties Corp.	359,355	7,258,971
Carramerica Realty Corp.	288,704	7,232,035
Equity Office Properties Trust	1,695	42,341
Highwoods Properties, Inc.	114,000	2,519,400
Mack-Cali Realty Corp.	238,500	7,226,550
SL Green Realty Corp.	145,900	4,610,440
Trizec Properties, Inc.	84,800	796,272
Vornado Realty Trust	208,300	7,748,760
		54,351,922
Regional Malls 17.7%
General Growth Properties, Inc.	266,742	13,870,584
Simon Property Group, Inc.	563,617	19,202,431
Taubman Centers, Inc.	46,300	751,449
The Rouse Co.	202,700	6,425,590
		40,250,054
Retail 11.5%
Chelsea Property Group, Inc.	319,996	10,659,067
Developers Diversified Realty Corp.	333,300	7,329,267
Kimco Realty Corp.	109,250	3,347,420
Pan Pacific Retail Properties, Inc.	131,300	4,796,388
		26,132,142
Self Storage 0.0%
Public Storage, Inc.	900	29,079
Other 0.0%
Frontline Capital Group*	12,400	14
Total Investment Portfolio - 100.% (Cost $222,206,442) (a)		227,163,386

* Non-income producing security.
(a) The cost for federal income tax purposes was $223,197,110. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $3,966,276. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,215,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,249,691.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stock 100.0%
Apartments 27.5%
Apartment Investment & Management Co.	148,800	5,560,656
Archstone-Smith Trust	546,628	12,627,107
Avalonbay Communities, Inc.	145,292	5,753,563
BRE Properties, Inc.	283,200	8,711,232
Camden Property Trust	101,476	3,449,169
Equity Residential Properties Trust	461,450	12,053,074
Essex Property Trust, Inc.	44,488	2,268,888
Gables Residential Trust	46,800	1,155,492
Home Properties of New York, Inc.	35,900	1,175,725
United Dominion Realty Trust, Inc.	437,161	6,784,739
		59,539,645
Hotels 6.5%
Hilton Hotels Corp.	402,500	5,510,225
RFS Hotel Investors, Inc.	88,800	1,065,600
Starwood Hotels & Resorts	297,809	7,543,502
		14,119,327
Industrial 14.4%
AMB Property Corp.	84,722	2,342,563
Catellus Development Corp.*	125,680	2,294,917
CenterPoint Properties Co.	61,300	3,505,134
Liberty Property Trust	219,400	6,900,130
Prologis Trust	656,700	16,141,686
		31,184,430
Office 22.7%
Arden Realty, Inc.	316,600	7,053,848
Boston Properties, Inc.	244,753	9,072,994
Brookfield Properties Corp.	359,355	6,795,403
Carramerica Realty Corp.	299,104	7,573,313
Equity Office Properties Trust	1,695	43,578
Highwoods Properties, Inc.	36,200	738,480
Mack-Cali Realty Corp.	228,200	6,846,000
SL Green Realty Corp.	115,600	3,666,832
Vornado Realty Trust	200,500	7,490,680
		49,281,128
Regional Malls 17.4%
General Growth Properties, Inc.	258,942	12,791,735
Simon Property Group, Inc.	537,017	18,108,213
Taubman Centers, Inc.	46,300	753,764
The Rouse Co.	202,700	6,040,460
		37,694,172
Retail 11.5%
Chelsea Property Group, Inc.	292,696	10,021,911
Developers Diversified Realty Corp.	306,600	6,754,398
Kimco Realty Corp.	108,650	3,406,178
Pan Pacific Retail Properties, Inc.	130,200	4,648,140
		24,830,627
Self Storage 0.0%
Public Storage, Inc.,	900	27,999
Other 0.0%
Frontline Capital Group*	12,400	47
Total Investment Portfolio - 100.0% (Cost $213,441,809) (a)		216,677,375

* Non-income producing security.
(a) The cost for federal income tax purposes was $214,004,400. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $2,672,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,064,148 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,391,173.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities
Assets	December 31, 2002 (Note F)	November 30, 2002
Investments in securities, at value (cost $222,206,442 and $213,441,809, respectively)	$ 227,163,386	$ 216,677,375
Cash	17,128,057	19,681,941
Receivable for investments sold	1,389,176	695,460
Dividends receivable	1,340,916	71,071
Receivable for Fund shares sold	199,770	518,919
Due from Advisor	67,797	72,854
Total assets	247,289,102	237,717,620
Liabilities
Payable for investments purchased	5,190,100	7,139,716
Payable for Fund shares redeemed	473,683	1,284,007
Accrued investment advisory fee	162,265	51,995
Other accrued expenses and payables	182,378	107,877
Total liabilities	6,008,426	8,583,595
Net assets, at value	$ 241,280,676	$ 229,134,025
Net Assets
Net assets consist of: Undistributed net investment income	-	35,420
Net unrealized appreciation (depreciation) on investments	4,956,944	3,235,566
Accumulated net realized gain (loss)	(1,232,893)	51,837
Paid-in capital	237,556,625	225,811,202
Net assets, at value	$ 241,280,676	$ 229,134,025

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (continued)
Net Asset Value	December 31, 2002 (Note F)	November 30, 2002
Class A Net assets applicable to shares outstanding	$ 209,585,313	$ 199,682,534
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	16,162,194	15,388,925
Net Asset Value and redemption price per share	$ 12.97	$ 12.98
Maximum offering price per share (100 / 94.25 of $12.97 and $12.98, respectively)	$ 13.76	$ 13.77
Class B Net assets applicable to shares outstanding	$ 7,121,526	$ 6,590,155
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	548,368	507,831
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 12.99	$ 12.98
Class C Net assets applicable to shares outstanding	$ 776,210	$ 568,087
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	59,754	43,769
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 12.99	$ 12.98
Institutional Class Net assets applicable to shares outstanding	$ 23,797,627	$ 22,293,249
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	1,835,637	1,717,383
Net Asset Value, offering and redemption price per share	$ 12.96	$ 12.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Investment Income	For the One Month Ended December 31, 2002 (Note F)	Year Ended November 30, 2002
Income: Dividends (net of foreign taxes withheld of $5,390 and $1,976, respectively)	$ 1,629,590	$ 1,106,711
Interest	16,070	3,185
Total Income	1,645,660	1,109,896
Expenses: Investment advisory fee	116,023	226,499
Services to shareholders	11,749	24,693
Custodian and accounting fees	10,406	28,231
Distribution and shareholder servicing fees	49,433	19,136
Auditing	18,639	10,837
Legal	1,699	4,879
Trustees' fees and expenses	1,941	28,290
Reports to shareholders	14,586	25,707
Registration fees	20,428	18,363
Other	7,922	2,408
Total expenses, before expense reductions	252,826	389,043
Expense reductions	(6,191)	(72,854)
Total expenses, after expense reductions	246,635	316,189
Net investment income (loss)	1,399,025	793,707
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(578,786)	227,080
Capital gain dividends received	119,246	185,759
	(459,540)	412,839
Net unrealized appreciation (depreciation) during the period on investments	1,721,378	2,833,919
Net gain (loss) on investment transactions	1,261,838	3,246,758
Net increase (decrease) in net assets resulting from operations	$ 2,660,863	$ 4,040,465

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the One Month Ended December 31, 2002 (Note F)	Years Ended November 30,
		2002	2001
Operations: Net investment income (loss)	$ 1,399,025	$ 793,707	$ 831,004
Net realized gain (loss) on investment transactions	(459,540)	412,839	1,076,194
Net realized gain on investments as a result of shareholder in-kind redemptions	-	-	417,065
Net unrealized appreciation (depreciation) on investment transactions during the period	1,721,378	2,833,919	506,857
Net increase (decrease) in net assets resulting from operations	2,660,863	4,040,465	2,831,120
Distributions to shareholders from: Net investment income: Class A	(1,255,445)	(2,293)	-
Class B	(35,766)	(1,595)	-
Class C	(3,800)	(575)	-
Institutional Class	(139,434)	(845,426)	(583,027)
Net realized gains: Class A	(722,217)	-	-
Class B	(20,575)	-	-
Class C	(2,186)	-	-
Institutional Class	(80,212)	(1,225,506)	(497,480)
Return of capital: Class A	(403,754)	-	-
Class B	(11,503)	-	-
Class C	(1,222)	-	-
Institutional Class	(44,843)	-	-
Fund share transactions: Proceeds from shares sold	10,551,289	199,303,810	8,292,839
Net assets acquired in tax-free reorganization	-	21,718,703	-
Reinvestment of distributions	2,650,642	1,844,897	1,018,812
Cost of shares redeemed	(995,186)	(12,016,259)	(8,323,225)
Net increase (decrease) in net assets from Fund share transactions	12,206,745	210,851,151	988,426
Increase (decrease) in net assets	12,146,651	212,816,221	2,739,039
Net assets at beginning of period	229,134,025	16,317,804	13,578,765
Net assets at end of period (including undistributed net investment income of $35,420 at November 30, 2002 and $146,776 at November 30, 2001, respectively)	$ 241,280,676	$ 229,134,025	$ 16,317,804

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002[e]	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.06	(.25)
Total from investment operations	.14	(.21)
Less distributions from: Net investment income	(.09)	(.15)
Net realized gain on investment transactions	(.04)	-
Return of capital	(.02)	-
Total distributions	(.15)	(.15)
Net asset value, end of period	$ 12.97	$ 12.98
Total Return (%)[c,d]	1.11**	(1.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	200
Ratio of expenses before expense reductions (%)	1.26*	2.20*
Ratio of expenses after expense reductions (%)	1.25*	1.25*
Ratio of net investment income (loss) (%)	.60f**	1.27*
Portfolio turnover rate (%)	36*	44
[a] For the period September 3, 2002 (commencement of sales of Class A shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] For the one month period ended December 31, 2002 (Note F).
f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
	2002[e]	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[b]	.07	.01
Net realized and unrealized gain (loss) on investment transactions	.07	(.24)
Total from investment operations	.14	(.23)
Less distributions from: Net investment income	(.07)	(.13)
Net realized gain loss on investment transactions	(.04)	-
Return of capital	(.02)	-
Total distributions	(.13)	(.13)
Net asset value, end of period	$ 12.99	$ 12.98
Total Return (%)[c,d]	1.06**	(1.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7
Ratio of expenses before expense reductions (%)	2.28*	2.69*
Ratio of expenses after expense reductions (%)	2.00*	2.00*
Ratio of net investment income (%)	.54f**	.52*
Portfolio turnover rate (%)	36*	44
[a] For the period September 3, 2002 (commencement of sales of Class B shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charge.
[e] For the one month period ended December 31, 2002 (Note F).
f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
	2002[e]	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.01
Net realized and unrealized gain (loss) on investment transactions	.07	(.24)
Total from investment operations	.14	(.23)
Less distributions from: Net investment income	(.07)	(.13)
Net realized gain loss on investment transactions	(.04)	-
Return of capital	(.02)	-
Total distributions	(.13)	(.13)
Net asset value, end of period	$ 12.99	$ 12.98
Total Return (%)[c,d]	1.06**	(1.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	2.28*	2.84*
Ratio of expenses after expense reductions (%)	2.00*	2.00*
Ratio of net investment income (loss) (%)	.54f**	.52*
Portfolio turnover rate (%)	36*	44
[a] For the period September 3, 2002 (commencement of sales of Class C shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] For the one month period ended December 31, 2002 (Note F).
f For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Institutional Class[b]
	2002[f]	2002[c]	2001[c]	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.08[d]	.45[d]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	.06	.77	1.58	1.82
Total from investment operations	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.10)	(.55)	(.46)	(.35)
Net realized gains on investment transactions	(.04)	(.99)	(.43)	-
Return of capital	(.02)	-	-	-
Total distributions	(.16)	(1.54)	(.89)	(.35)
Net asset value, end of period	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	1.13e**	9.58[e]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	22	16	14
Ratio of expenses before expense reductions (%)	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	.62g**	3.44	4.97	5.04
Portfolio turnover rate (%)	36*	44	114	87
[a] For the period December 1, 1999 (commencement of sales) to November 30, 2000.
[b] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.
[c] For the years ended November 30.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] For the one month period ended December 31, 2002 (Note F).
[g] For the one month ended December 31,2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund"), formerly RREEF Real Estate Securities Fund, a non-diversified series of Scudder RREEF Securities Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. On September 3, 2002 existing Class A shares were redesignated Institutional Class shares and the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, shareholder servicing fees, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund inherited approximately $322,000 of capital loss carryforward from its merger with Scudder Real Estate Securities Fund, of which approximately $111,000 was applied to gains generated during the year ended November 30, 2002. The remaining $211,000 may be applied against any realized net taxable capital gains in future years or until December 31, 2006 (the expiration date), whichever occurs first, subject to certain limitations imposed by Sec. 382 of the Internal Revenue Code.

In addition, from December 1, 2002 through December 31, 2002, the Fund incurred approximately $31,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

	December 31, 2002	November 30, 2002
Undistributed ordinary income*	$ -	$ 307,922
Undistributed net long-term capital gains	$ -	$ 552,688
Capital loss carryforwards	$ (211,000)	$ (211,000)
Unrealized appreciation (depreciation) on investments	$ 3,966,276	$ 2,672,975

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	One Month Period Ended December 31, 2002	Year Ended November 30, 2002
Distributions from ordinary income*	$ 1,706,947	$ 1,491,690
Distributions from long-term capital gains	$ 552,688	$ 583,705
Distributions from return of capital	$ 461,322	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $193,629,322 and $16,482,271, respectively. During the one month period ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $16,022,374 and $6,651,681, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Effective September 3, 2002, Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to September 3, 2002 RREEF America, L.L.C. ("RREEF") served as investment advisor for the Fund. On April 23, 2002, Deutsche Bank AG acquired RoPRO US Holding Inc., the parent company of RREEF. Each of the members of the management team are employees of RREEF and the Advisor. Effective September 3, 2002 the investment management agreement with RREEF was terminated and DeAM, Inc. became the Investment Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Management Agreement with RREEF for the period December 1, 2001 to September 2, 2002, RREEF received a management fee ("investment advisory fee") of 1.00% of the Fund's average daily net assets.

For the period December 1, 2001 through September 2, 2002, the Investment Management Fee was $155,274.

Effective September 3, 2002, the Fund, as approved by the Fund's Trustees and shareholders, implemented a new Investment Advisory Agreement (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly.

Accordingly, for the period September 3, 2002 through November 30, 2002, the Investment Advisory Fee aggregated $71,225, which was equivalent to an annualized effective rate of 0.64% of the Fund's average daily net assets. For the period December 1, 2002 through December 31, 2002 the Investment Advisory Fee was equivalent to an annualized effective rate of 0.59% of the Fund's average daily net assets.

For the period September 3, 2002 through December 31, 2002, the Advisor has contractually agreed to waive its fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

For the period September 3, 2002 through November 30, 2002, the Advisor reimbursed the Fund pursuant to an Expense Limitation Agreement aggregating $72,854. For the period December 1, 2002 through December 31, 2002, the Advisor reimbursed the Fund pursuant to an Expense Limitation Agreement aggregating $6,191.

Service Provider Fees. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. For the period September 3, 2002 through November 30, 2002, the amount charged to the Fund by ICCC for accounting services aggregated $16,079, of which $9,945 is unpaid at November 30, 2002. For the one month period ended December 31, 2002, the accounting services charged to the Fund by ICCC aggregated $8,357, of which $6,361 is unpaid at December 31, 2002.

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. For the period September 3, 2002 through November 30, 2002, and the one month ended December 31, 2002, transfer agent charges to the Fund by SISC and ICCC aggregated $24,693 and $11,749, respectively, all of which is unpaid at December 31, 2002. Prior to September 3, 2002, Sunstone Financial Group, Inc. served as the Fund's transfer agent and administrator.

Deutsche Bank Trust Company Americas, an affiliate of the Advisor, is the Fund's custodian. For the period September 3, 2002 through November 30, 2002 and the one month period ended December 31, 2002, the amounts charged to the Fund by Deutsche Bank Trust Company Americas aggregated $12,152 and $2,049, respectively, of which $12,152 and $4,199 were unpaid at November 30, 2002 and December 31, 2002, respectively. Prior to September 3, 2002, UMB Bank, n.a. served as the Fund's custodian.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. Prior to September 3, 2002, the Fund's Institutional Class shares (formerly RREEF Class A Shares) were distributed by UMB Bank, n.a. For the period September 3, 2002 (commencement of Class B and C) through November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 5,476	$ 3,767
Class C	272	207
	$ 5,748	$ 3,974

For the one month period ended December 31, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2002
Class B	$ 4,300	$ 4,300
Class C	425	425
	$ 4,725	$ 4,725

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period September 3, 2002 (commencement of Class A, B and C) through November 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 11,471	$ 10,026	0.25%
Class B	1,826	1,256	0.25%
Class C	91	69	0.25%
	$ 13,388	$ 11,351

For the one month period ended December 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2002	Effective Rate
Class A	$ 43,133	$ 43,133	0.25%
Class B	1,433	1,433	0.25%
Class C	142	142	0.25%
	$ 44,708	$ 44,708

Underwriting Agreement and Contingent Deferred Sales Charge. Effective September 3, 2002, SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period September 3, 2002 through November 30, 2002 and the one month period ended December 31, 2002 aggregated $2,475 and $3,182, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period September 3, 2002 through November 30, 2002, the CDSC for Class B and C shares aggregated $450 and $0, respectively. For the one month period ended December 31, 2002, the CDSC for Class B and C shares aggregated $0 and $0, respectively.

Trustee's Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Acquisition of Assets

On October 18, 2002, the Fund acquired all of the net assets of Scudder Real Estate Securities Fund pursuant to an agreement and plan of reorganization dated October 17, 2002. The acquisition was accomplished by a tax-free exchange of 1,309,318 Class A shares, 343,936 Class B shares and 2,570 Institutional Class shares of the Scudder Real Estate Securities Fund, respectively, for 1,400,267 Class A shares, 365,317 Class B shares and 2,755 Institutional Class shares of the Fund, respectively, outstanding on October 18, 2002. Scudder Real Estate Securities Fund's net assets at that date $21,718,703, including $1,124,547 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $24,644,638. The combined net assets of the Fund immediately following the acquisition were $46,363,341.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	One Month Period Ended December 31, 2002		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	637,841	$ 8,245,412	14,051,203*	$ 181,064,400*
Class B	50,976	658,806	161,145*	2,053,940*
Class C	16,825	218,111	44,385*	564,215*
Institutional Class**	111,728	1,428,960	1,180,126	15,621,255
		$ 10,551,289		$ 199,303,810
Shares issued in tax-free reorganization
Class A	-	$ -	1,400,267	$ 17,195,134
Class B	-	-	365,317	4,489,734
Institutional Class**	-	-	2,755	33,835
		$ -		$ 21,718,703
Shares issued to shareholders in reinvestment of distributions
Class A	182,684	$ 2,331,052	210*	$ 2,293*
Class B	3,995	51,059	126*	1,595*
Class C	443	5,667	45*	575*
Institutional Class**	20,617	262,864	142,914	1,840,434
		$ 2,650,642		$ 1,844,897
Shares redeemed
Class A	(47,256)	$ (608,939)	(62,755)*	$ (789,447)*
Class B	(14,434)	(187,743)	(18,757)*	(237,038)*
Class C	(1,283)	(16,677)	(661)*	(7,951)*
Institutional Class**	(14,091)	(181,827)	(835,370)	(10,981,823)
		$ (995,186)		$ (12,016,259)
Net increase (decrease)
Class A	773,269	$ 9,967,525	15,388,925*	$ 197,472,380*
Class B	40,537	522,122	507,831*	6,308,231*
Class C	15,985	207,101	43,769*	556,839*
Institutional Class**	118,254	1,509,997	490,425	6,513,701
		$ 12,206,745		$ 210,851,151

	Year Ended November 30, 2001
	Shares	Dollars
Shares sold
Institutional Class**	666,242	$ 8,292,839
Shares issued to shareholders in reinvestment of distributions
Institutional Class**	80,914	$ 1,018,812
Shares redeemed
Institutional Class**	(656,148)	$ (8,323,225)
Net increase (decrease)
Institutional Class**	91,008	$ 988,426

* For the period from September 3, 2002 (commencement of sales of Class A, B and C shares) to November 30, 2002.
** On September 3, 2002 existing RREEF Class A shares were redesignated Institutional Class shares.

F. Year End Change

On October 29, 2002, the Board of Trustees of the Fund approved changing the fiscal year end of the Fund from November 30 to December 31.

G. Subsequent Event

On November 5, 2002 Deutsche Bank AG agreed to sell its Global Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Fund's Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Fund, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Fund's permanent custodian.

Report of Independent Accountants

To the Trustees of Scudder RREEF Securities Trust and Shareholders of Scudder RREEF Real Estate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Securities Fund (the "Fund") at November 30, 2002 and December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the year ended November 30, 2002 and the period from December 1, 2002 to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 and December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The statements of changes in net assets for the year ended November 30, 2001 and the financial highlights for the periods presented on and prior to November 30, 2001 were audited by other independent accountants whose report dated January 9, 2002 expresses an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2003

Tax Information (Unaudited)

The Fund paid distributions of $0.03 and $0.48 per share from net long-term capital gains during its year ended December 31, 2002 and November 30, 2002, respectively, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,200,000 as capital gain dividends for its year ended November 30, 2002, of which 100% represents 20% rate gains.

Due to the character of dividends received from the fund's REIT holdings, portions of the dividend paid from net investment income to shareholders of record on December 19, 2002 have been reclassified as return of capital and capital gain for tax purposes. Please refer to your 2002 Form 1099-DIV for the correct tax character of the dividends you received from the fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Change of Accountants (Unaudited)

In September of 2002, based on the recommendation of the Audit Committee of Scudder RREEF Securities Trust, its Board of Trustees determined not to retain Deloitte & Touche LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers LLP. These actions became effective on September 3, 2002. For the fiscal years ended November 30, 2001 and 2000 Deloitte & Touche LLP's audit reports on the financial statements contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, for the period through September 3, 2002, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference to the disagreement in their reports.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder RREEF Real Estate Securities Fund (the "fund"), a series of the Scudder RREEF Securities Trust (the "Trust") was held on August 14, 2002. At the Meeting the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

	Number of Votes:
	For	Withheld
Richard R. Burt	1,092,905	0
S. Leland Dill	1,092,905	0
Martin J. Gruber	1,092,905	0
Richard T. Hale	1,092,905	0
Joseph R. Hardiman	1,092,905	0
Richard J. Herring	1,092,905	0
Graham E. Jones	1,092,905	0
Rebecca W. Rimel	1,092,905	0
Philip Saunders, Jr.	1,092,905	0
William N. Searcy	1,092,905	0
Robert H. Wadsworth	1,092,905	0

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Trust, on behalf of the fund, and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
1,092,905	0	0

A Special Meeting of Shareholders (the "Meeting") of Real Estate Securities Fund, Inc. (the "Real Estate Fund") was held on October 17, 2002. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve the Agreement and Plan of Reorganization (the "Plan") between the Real Estate Fund and RREEF Securities Trust (the "Trust"). Under the Plan, the Real Estate Fund will transfer all of its assets and liabilities to Scudder RREEF Real Estate Securities Fund ("Scudder RREEF Fund"), a series of the Trust, in exchange for shares of the Scudder RREEF Fund proportionately to its shareholders and then terminate.

Affirmative	Against	Abstain
801,546	9,152	9,875

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder RREEF Securities Trust of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes